Exhibit 5(b)

Premier® Retirement Variable Annuity Application Form Annuities are issued by Pruco Life Insurance Company of New Jersey

Annuities Service Center

Financial Professionals:

1-800-513-0805

Fax 1-800-576-1217

www.prudentialannuities.com

Regular Mail Delivery

Annuities Service Center

P.O. Box 7960

Philadelphia, PA 19176

Overnight Service, Certified or

Registered Mail Delivery

Prudential Annuities Service Center

2101 Welsh Road

Dresher, PA 19025

PRODUCT SELECTION è	B Series	L Series	C Series

SECTION 1 ■	OWNERSHIP INFORMATION

A. TYPE OF OWNERSHIP - Select One

Non Entity:	☐ Natural Person(s)		☐ UTMA/UGMA

Entity:	☐ Custodian	☐ Trust*	☐ Nonqualified Deferred Compensation plan*	☐ Qualified Plans*
* If the Owner is a Trust, Corporation or other entity you must complete and submit the Certificate of Entity form with this application.

B. OWNER

Name (First, Middle, Last, or Trust / Entity)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

Street Address	City	State	ZIP

Telephone Number	E-mail Address

☐ U.S. Citizen	☐ Resident Alien/Citizen of:

☐ Non-Resident Alien/Citizen of:	(Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

C. CO-OWNER - Not available for entity-owned Annuities or Qualified Annuities.

  ☐Check here to designate the Co-Owners as each other’s Primary Beneficiary.

Name (First, Middle, Last)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

Street Address	City	State	ZIP

Telephone Number	☐ U.S. Citizen	☐ Resident Alien/Citizen of:

☐ Non-Resident Alien/Citizen of:	(Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

Relationship to Owner:

D. ANNUITANT - Complete this Section if the Annuitant is not the Owner.

Name (First, Middle, Last)	☐ Male	☐ Female	Birth Date (Mo - Day - Yr)	SSN / TIN
- -

Street Address	City	State	ZIP

Telephone Number	☐ U.S. Citizen	☐ Resident Alien/Citizen of:

☐ Non-Resident Alien/Citizen of:	(Submit IRS Form W-8 (BEN, ECI, EXP or IMY))

P-VAA(2/14)NY	ORD 202826 NY | Page 1 of 7

SECTION 2 ■ BENEFICIARY INFORMATION - NOTE: IF MORE THAN 3 BENEFICIARIES SEE SECTION 5

•	For Custodial IRA contracts, the Custodian must be listed as the Beneficiary.

•	For Qualified contracts (Profit Sharing Plan, 401(k), etc.) other than an IRA, Roth IRA, SEP-IRA or 403(b), the Plan must be listed as the Beneficiary.

Indicate classifications of each Beneficiary. Percentage of benefit for all Primary Beneficiaries must total 100%. Percentage of benefit for all Contingent Beneficiaries must total 100%. If the Co-Owners have been chosen as each other’s Primary Beneficiary, then only Contingent Beneficiaries may be designated below.

Name (First, Middle, Last)	☐ Male ☐ Female	Birth Date (Mo - Day - Yr)

- -

Street Address	City	State	ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

Name (First, Middle, Last)	☐ Male ☐ Female	Birth Date (Mo - Day - Yr)

- -

Street Address	City	State	ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

Name (First, Middle, Last)	☐ Male ☐ Female	Birth Date (Mo - Day - Yr)

- -

Street Address	City	State	ZIP

☐ Primary	☐ Contingent	Telephone Number	SSN/TIN

Relationship	Percentage	%

SECTION 3 ■ ANNUITY INFORMATION
A. TYPE OF CONTRACT TO BE ISSUED

☐ Non-Qualified ☐ SEP-IRA*	☐ Roth 401(k)*(Plan Year)	☐ 457(b)*(gov’t. entity)

☐ 401*(Plan Year)	☐ IRA ☐Roth IRA ☐ 403(b)*	☐ 457(b)*(501(c) tax-exempt)

☐ Other

*The	following information is only required if the contract is being issued under an employer sponsored plan, including a Simplified Employee Pension Plan (SEP):

Are you Self Employed? ☐ Yes ☐ No
Employer Plan No. (if available)	Employer Plan Name

Street Address	City	State	ZIP

B. PURCHASE PAYMENTS

Make all checks payable to Pruco Life Insurance Company of New Jersey. Purchase payment amounts may be restricted by Pruco Life Insurance Company of New Jersey; please see your prospectus for details.

SOURCE OF FUNDS

☐ Non-Qualified ☐ SEP-IRA ☐ 403(b) ☐ Traditional IRA ☐ 401(a) ☐ Roth IRA ☐ 401(k)

☐ Other

  If Purchase Payment is not included, please check one or both of these boxes:

☐ Transfer of Asset Paperwork Submitted	☐ Applicant Requesting Funds (if permitted)	(Continued)

P-VAA(2/14)NY	ORD 202826 NY	page 2 of 7

SECTION 3 ■ ANNUITY INFORMATION (continued)

QUALIFIED CONTRACT PAYMENT TYPE Indicate type of initial estimated payment(s).		NON-QUALIFIED CONTRACT PAYMENT TYPE Indicate type of initial estimated payment(s).

☐ Transfer $		☐ 1035 Exchange $

☐ Rollover $		☐ Amount Enclosed $

☐ Direct Rollover $

☐ IRA/ Roth IRA Contribution $	for tax year	☐ CD Transfer or Mutual Fund Redemption $

If no year is indicated, contribution defaults to current tax year.

  C. OPTIONAL BENEFITS (ONLY ONE may be chosen)

  Age restrictions must be met. Investment restrictions and additional charges apply. Please see the prospectus for full details.

☐Highest Daily Lifetime® Income v3.0	☐ Highest Daily Lifetime® Income v3.0 with Highest Annual Death Benefit
☐Spousal Highest Daily Lifetime® Income v3.0 Benefit	☐ Spousal Highest Daily Lifetime® Income v3.0 with Highest Annual Death

SECTION 4 ■ INVESTMENT SELECTION - NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS

  INVESTMENT ALLOCATIONS - Note: Please review the below instructions prior to selecting your Investment

  Allocation.

If you elected an Optional Benefit in Section 3C: 10% of each Purchase Payment will be automatically allocated to the General Account Fixed Allocation. You should be aware that the Purchase Payments allocated to your elected investment options will be adjusted proportionally based on the amount allocated to the General Account Fixed Allocation.

If you did NOT elect an Optional Benefit in Section 3C:

1. You may pick ONE of the Prudential Portfolio Combinations in Box 1 OR:

2. You may choose from any of the Portfolios in Box 2 or 3 in any percentage combination totaling 100%.

1. You may pick ONE of the Prudential Portfolio Combinations in Box 1 OR: 2. You may choose from the Asset Allocation Portfolios in Box 2 in any percentage combination totaling 100%.

AUTOMATIC REBALANCING

☐ Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

Day of the Month (1st - 28th)                Rebalancing Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually

BOX 1 | Prudential Portfolio Combinations

☐ Combination 1	☐ Combination 2	☐ Combination 3
25% AST Capital Growth Asset Allocation 20% AST New Discovery Asset Allocation 20% AST Fl Pyramis® Asset Allocation 15% AST Franklin Templeton Founding Funds Plus 20% AST Prudential Growth Allocation	20% AST Fl Pyramis® Asset Allocation 25% AST Schroders Global Tactical 20% AST J.P. Morgan Global Thematic 20% AST Prudential Growth Allocation 15% AST Wellington Management Hedged Equity	30% AST Wellington Management Hedged Equity 30% AST Advanced Strategies 20% AST Schroders Multi-Asset World Strategies 20% AST Academic Strategies Asset Allocation
☐ Combination 4	☐ Combination 5	☐ Combination 6
40% AST T. Rowe Price Asset Allocation 35% AST Balanced Asset Allocation 25% AST First Trust Balanced Target	20% AST T. Rowe Price Asset Allocation 25% AST RCM World Trends 15% AST Goldman Sachs Multi-Asset 10% AST First Trust Balanced Target 30% AST Advanced Strategies	30% AST Schroders Multi-Asset World Strategies 25% AST Academic Strategies Asset Allocation 25% AST BlackRock Global Strategies 20% AST J.P. Morgan Strategic Opportunities
☐ Combination 7	☐ Combination 8	☐ Combination 9
35% AST Preservation Asset Allocation 20% AST T. Rowe Price Asset Allocation 10% AST Defensive Asset Allocation 35% AST BlackRock iShares ETF	45% AST Preservation Asset Allocation 15% AST Goldman Sachs Multi-Asset 25% AST J.P. Morgan Strategic Opportunities 15% AST BlackRock Global Strategies	35% AST Preservation Asset Allocation 65% AST J.P. Morgan Strategic Opportunities

Over time, the percentage that each Asset Allocation Portfolio you are invested in represents to your Account Value may vary from the original allocation percentage within the Prudential Portfolio Combination you selected. We will not automatically rebalance your variable Account Value to stay consistent with that original allocation, unless you specifically direct us to do so in the Automatic Rebalancing section above. In providing these Portfolio Combinations, we are not providing investment advice. You and your Financial Professional are responsible for determining which Portfolio Combinations or Sub-account(s) are best for you.

(Continued)

P-VAA(2/14)NY	ORD 202826 NY	page 3 of 7

SECTION 4 ■	INVESTMENT SELECTION - NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS (continued)

BOX 2 I Asset Allocation Portfolios %

Traditional		Tactical		Alternative
| |	AST Balanced Asset Allocation	| |	AST Goldman Sachs Mulit-Asset	| |	AST Academic Strategies Asset Allocation
| |	AST Capital Growth Asset Allocation	| |	AST J.P. Morgan Global Thematic	| |	AST Advanced Strategies
| |	AST Defensive Asset Allocation	| |	AST RCM World Trends	| |	AST BlackRock Global Strategies

| |	AST FI Pyramis® Asset Allocation	| |	AST Schroders Global Tactical	| |	AST J.P. Morgan Strategic Opportunities
| |	AST Franklin Templeton Founding Funds Allocation	Quantitative		| |	AST Schroders Multi-Asset World Strategies
		| |	AST BlackRock iShares ETF	| |	AST Wellington Management Hedged Equity
| |	AST New Discovery Asset Allocation	| |	AST First Trust Balanced Target
| |	AST Preservation Asset Allocation	| |	AST Prudential Growth Allocation
| |	AST T. Rowe Price Asset Allocation
BOX 2 Total | |%

BOX 3 I Additional Portfolios %

Large-Cap Growth		Mid-Cap Growth		Small-Cap Growth
| |	AST Goldman Sachs Concentrated Growth	| |	AST Goldman Sachs Mid-Cap Growth	| |	AST Federated Aggressive Growth
| |	AST Jennison Large-Cap Growth	| |	AST Neuberger Berman Mid-Cap Growth	| |	AST Small-Cap Growth

| |	AST Loomis Sayles Large-Cap Growth	Mid-Cap Value		Small-Cap Value
| |	AST MFS Growth	| |	AST Mid-Cap Value	| |	AST Goldman Sachs Small-Cap Value
| |	AST T. Rowe Price Large-Cap Growth	| |	AST Neuberger Berman / LSV Mid-Cap Value	| |	AST Small-Cap Value
Large-Cap Blend		Fixed Income		International Equity
| |	AST AQR Large-Cap	| |	AST High Yield	| |	AST AQR Emerging Markets Equity
| |	AST ClearBridge Dividend Growth	| |	AST Lord Abbett Core Fixed Income	| |	AST International Growth
| |	AST QMA Large-Cap	| |	AST Money Market	| |	AST International Value
| |	AST QMA US Equity Alpha	| |	AST Neuberger Berman Core Bond	| |	AST J.P. Morgan International Equity
Large-Cap Value		| |	AST PIMCO Limited Maturity Bond	| |	AST MFS Global Equity
| |	AST Goldman Sachs Large-Cap Value	| |	AST PIMCO Total Return Bond	| |	AST Parametric Emerging Markets Equity
| |	AST Herndon Large-Cap Value	| |	AST Prudential Core Bond	| |	AST QMA Emerging Markets Equity
| |	AST Jennison Large-Cap Value	| |	AST Templeton Global Bond
| |	AST Large-Cap Value	| |	AST Western Asset Core Plus Bond	Specialty Portfolio
| |	AST MFS Large-Cap Value	| |	AST Western Asset Emerging Markets Debt	| |	AST Cohen & Steers Realty
| |	AST T. Rowe Price Equity Income			| |	AST Global Real Estate
				| |	AST Quantitative Modeling
				| |	AST T. Rowe Price Natural Resources

BOX 3 Total | |%

CUMULATIVE (TOTAL 100%) | |%

P-VAA(2/14)NY	ORD 202826 NY	page 4 of 7

SECTION 5 M ADDITIONAL INFORMATION

If needed for:	• Special Instructions	• Beneficiaries	• Contingent Annuitant (for custodial business only)
	• Annuity Replacement	• Entity Authorized Individuals

SECTION 6 M OWNER ACKNOWLEDGEMENTS

☐   By checking this box and signing below, I consent to receiving the prospectus for this variable annuity on the compact disc (the “CD Prospectus”) contained within the sales kit for this annuity. I acknowledge that I (i) have access to a personal computer or similar device (ii) have the ability to read the CD Prospectus using that technology and (iii) am willing to incur whatever costs are associated with using and maintaining that technology. With regard to prospectus supplements and other amended/updated prospectuses created in the future, I understand that such documents may be delivered to me in paper form.

•  I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and

•  I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and

•  I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and

•  I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and

•  This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and

•  I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment option(s), are variable and not guaranteed as to a dollar amount; and

•  I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and

•  I acknowledge that I have received a current prospectus for this annuity.

SECTION 7 M OWNER & FINANCIAL PROFESSIONAL - REPLACEMENT INFORMATION

REQUIRED 0	Both the Owner Response and the Financial Professional Response columns must be completed.

Replacement Questions	Owner Response	Financial Professional Response
Does the Owner have any existing individual life insurance policies or annuity contracts?	☐ YES ☐ NO	☐ YES ☐ NO

Will this annuity replace or change any existing individual life insurance policies or annuity contracts?

(If yes, complete the following and submit the required Regulation 60 paperwork.)

If yes - Company |                                                         |

	☐ YES ☐ NO	☐ YES ☐ NO
Policy #: | | Year Issued• | |

P-VAA(2/14)NY	ORD 202826 NY |	page 5 of 7

SECTION 8 ■ OWNER SIGNATURE(S)

(If contract is issued in a State other than the Owner’s State
REQUIRED è	State where signed	of Residence, a Contract Situs Form may be required.)

OWNER’S TAX CERTIFICATION (SUBSTITUTE W-9)

Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status.

☐  I have been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGN HERE è		- -
	Owner Signature	Month Day Year

TITLE (if any) è
If signing on behalf of an entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation.

SIGN HERE è		- -
	Co-Owner Signature	Month Day Year

SIGN HERE è		- -
	Annuitant Signature (if different from Owner)	Month Day Year

P-VAA(2/14)NY	ORD 202826 NY	page 6 of 7

SECTION 9 ■ FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S)

FINANCIAL PROFESSIONAL STATEMENT

I am authorized and/or appointed to sell this variable annuity. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner’s investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey approved sales material.

I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Pruco Life Insurance Company of New Jersey will rely on this statement.

SIGN HERE è
			-	-
	Financial Professional Signature	Month	Day	Year
SIGN HERE è
			-	-
	Financial Professional Signature	Month	Day	Year

A. FINANCIAL PROFESSIONAL

Name (First, Middle, Last)	Percentage

%

ID Number	Telephone Number	E-mail

Name (First, Middle, Last)	Percentage

%

ID Number	Telephone Number	E-mail

PLEASE SELECT è	For Financial Professional Use Only. Please contact your home office with any questions.
☐ Option A ☐ Option B ☐ Option C

B. BROKER/DEALER

Name

FOR BROKER/DEALER USE ONLY
	Networking No.	Annuity No. (If established)

P-VAA(2/14)NY	ORD 202826 NY	page 7 of 7